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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of the Securities Exchange Act of 1934 (Amendment No.____)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(C) or Section 240.14a-12

    CAMBIO, INC.

    (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No filing fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:
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                               PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 8, 1999



To the Stockholders: NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cambio, Inc. (the "Company") will be held at 2:00 p.m., on Wednesday, December 8, 1999 at the Holiday Inn, 900 Sunland Park Drive, El Paso, Texas, for the following purposes:

1. To elect directors to serve until the 2000 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified.
2. To ratify the appointment of Grant Thornton LLP as independent auditors for the 2000 fiscal year.
3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on Monday, October 19, 1999 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's offices at 6006 N. Mesa, Suite 515, El Paso, Texas, for at least 10 days prior to and during the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to complete, sign, date and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

Sincerely,



K. Crandal McDougall
Secretary of the Corporation

El Paso, Texas
November 8, 1999

YOUR VOTE IS IMPORTANT

In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States).


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                                  Cambio, Inc.
                             6006 N. Mesa, Suite 515
                              El Paso, Texas 79912

                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Cambio, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Wednesday, December 8, 1999, and any postponement or adjournment thereof. A copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1999, which includes the Company's financial statements as of and for the fiscal year ended June 30, 1999, accompanies this Proxy Statement and the accompanying form of proxy and each are being mailed to stockholders on or about November 8, 1999.

The shares represented by the proxies received pursuant to this solicitation and not revoked will be voted at the Annual Meeting. A stockholder who has given a proxy may revoke it by giving written notice of revocation to the Secretary of the Company, or by giving a duly executed proxy bearing a later date. Attendance in person at the Annual Meeting does not of itself revoke a proxy; however, any stockholder who does attend the Annual Meeting may revoke a proxy previously submitted by voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with specifications on the enclosed proxy. When a proxy is properly signed and returned but no such specifications are made, such proxies will be voted FOR the election of the three nominees for director listed in this Proxy Statement, and FOR ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the 2000 fiscal year.

The Company will bear the expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby and will reimburse banks, brokerage firms and nominees for their reasonable expenses in forwarding solicitation materials to beneficial owners of shares held of record by such banks, brokerage firms and nominees. In addition to the solicitation of proxies by mail, officers and regular employees of the Company may communicate with stockholders either in person or by telephone or telegraph for the purpose of soliciting such proxies; no additional compensation will be paid for such solicitation.

OUTSTANDING SHARES AND VOTING RIGHTS

Only stockholders of record at the close of business on October 19, 1999 (the "record date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on the record date, the Company had outstanding 4,037,236 shares of Class A Common Stock and no shares of Class B Common Stock. The Class A Common Stockholders are entitled to one vote per share. The Class B Common Stockholders are entitled to ten votes per share. The Company also has outstanding 51,073 shares of Series B Preferred Stock ("Preferred Stock"), the holders of which are entitled to vote on all matters submitted to the Class A Common Stock shareholders. The Preferred Stock stockholders are entitled to 500 votes per share of Preferred Stock.


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         A plurality of the votes cast is required for the election of the three nominees for director listed in this Proxy Statement. The affirmative vote of the holders of a majority of the aggregate voting power of the shares of Class A Common Stock, Class B Common Stock and Preferred Stock voting together as a single class, present or represented at the meeting, is required for ratification of Grant Thornton LLP as the Company's independent auditors for the 2000 fiscal year or to transact such other business as may properly come before the Annual Meeting, or any adjournment thereof. Abstentions with respect to any matter are treated as shares present or represented by proxy and entitled to vote on that matter and thus have the same effect as negative votes. Broker non-votes and other circumstances in which proxy authority has been withheld do not constitute abstentions.

                              ELECTION OF DIRECTORS

NOMINEES

         The Board of Directors of the Company currently consists of three members. The following three persons have been nominated by the Board of Directors to serve as directors until the 2000 Annual Meeting of Stockholders and thereafter until their respective successors are duly elected and qualified.

                                 Philip Chapman
                                  Ali Al-Dahwi
                              K. Crandal McDougall

If any nominee is unable or declines to serve as a director (a contingency which the Company does not foresee), the proxies in the accompanying form will be voted for any nominee who may be nominated by the present Board of Directors to fill such vacancy.

Officers are elected at the first Board of Directors meeting following the Annual Meeting at which the directors are elected and serve until their successors are elected and qualified. There are no family relationships between any of the directors, nominees for director, and executive officers.

BOARD AND COMMITTEE MEETINGS

The Company has no standing Audit and Compensation Committees as the Board of Directors currently handles these issues. In place of an Audit Committee the Board monitors the effectiveness of the audit conducted by the Company's independent auditors and the Company's internal financial and accounting controls. The Board meets with management and the independent auditors as may be required. The independent auditors have full and free access to the Board without the presence of management. During the past fiscal year, there was one regular meeting of the Board and 14 special meetings. Each incumbent director attended more than 75% of the aggregate number of all board meetings.


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Compensation of Directors

In the fiscal year ended June 30, 1999 the members of the Board of Directors were not compensated.

DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

Information with respect to officers and directors of the Company is incorporated by reference from the information under the caption "Part III, Item 9, Directors, Executive Officers, Promoters and Control Persons; Compliance with
Section 16(a) of the Exchange Act" in the Company's 10KSB for the year ended June 30, 1999

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Incorporated by reference from information under the caption "Part III, Item 11, Security Ownership of Certain Beneficial Owners and Management" from the Company's 10KSB for the year ended June 30, 1999.

EXECUTIVE COMPENSATION

Incorporated by reference from information under the caption "Part III, Item 10, Executive Compensation" from the Company's 10KSB for the year ended June 30, 1999.

OPTION GRANTS AND AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE LAST FISCAL YEAR

Incorporated by reference from information under the caption "Part III, Item 10, Executive Compensation" from the Company's 10KSB for the year ended June 30, 1999.

CERTAIN TRANSACTIONS

Incorporated by reference from information under the caption "Part III, Item 12, Certain Relationships and Related Transactions" from the Company's 10KSB for the year ended June 30, 1999.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Incorporated by reference from information under the caption "Part III, Item 9, Directors, Executive Officers, Promoters and Control Persons; Compliance with
Section 16(a) of the Exchange Act" from the Company's 10KSB for the year ended June 30, 1999.

APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

The Company has appointed Grant Thornton LLP as its independent auditors for the fiscal year ending June 30, 2000. Representatives of Grant Thornton LLP are not expected to be present at the Annual Meeting. If the stockholders do not approve the selection of Grant Thornton LLP,


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the selection of other independent auditors will be considered by the Board of
Directors, although the Board of Directors would not be required to select different independent auditors.

OTHER BUSINESS

The Board of Directors does not know of any business to be presented at the Annual Meeting other than the matters set forth above, but if other matters properly come before the meeting it is the intention of the persons named in the proxies to vote in accordance with their best judgment on such matters.

SUBMISSION OF PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received at the Corporate Secretary's Office, 6006 N. Mesa, Suite 515, El Paso, Texas 79912, no later than July 11, 2000 to be considered for inclusion in the Proxy Statement and form of proxy for that meeting. Notices of shareholders' proposals submitted outside the processes of Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, will be considered timely, if filed on or before September 15, 1999. A proxy solicited by the Board of Directors of the Company for the 2000 Annual Meeting may confer discretionary voting authority with respect to any matter which arises at such meeting as to which the Company does not receive notice on or before August 31, 2000.

By Order of the Board of Directors




K. Crandal McDougall
Secretary of the Corporation
Dated: November 8, 1999


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          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     PROXY

             FOR THE ANNUAL MEETING OF SHAREHOLDERS OF CAMBIO, INC.
                           TO BE HELD DECEMBER 8, 1999

     The undersigned hereby appoints Ali Al-Dahwi as the lawful agent and proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of voting stock of Cambio, Inc. held of record by the undersigned on October 19, 1999, at the Annual Meeting of Shareholders to be held December 8, 1999, or any adjournment or postponement thereof.


1.   ELECTION OF       FOR all nominees   [ ]       WITHHOLD AUTHORITY to   [ ]
     DIRECTORS.        listed below                 vote for all nominees
                       (Except as marked            listed below
                       to the contrary below)

                       Philip Chapman        [ ]
                       Ali Al-Dahwi          [ ]
                       K. Crandal McDougall  [ ]

     INSTRUCTIONS: To withhold authority to vote for any nominee, mark the space after the nominee's name as listed above.

2. TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

                  FOR  [ ]      AGAINST  [ ]      ABSTAIN  [ ]

3. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS NAMED IN ITEM (1) ABOVE AND FOR APPROVAL OF THE MATTER SET FORTH IN
ITEM 2.





The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as name appears below. When shares are held joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                            Dated:
                                   ---------------------------------------------
                            PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                            PROMPTLY USING THE ENCLOSED ENVELOPE.


                            Signature
                                      ------------------------------------------


                            Signature, if held jointly
                                                      --------------------------

                            PLEASE CHECK THIS BOX IF YOU INTEND TO BE
                            PRESENT AT THE MEETING OF SHAREHOLDERS. [ ]